SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 24, 2006

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of February 24, 2006, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2006-HSA2)


                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  333-110340-16                41-1808858
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
       of Incorporation)           File Number)              Identification No.)

       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code, is (952) 857-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8. Other Events.


On February 24, 2006, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2006-HSA2, pursuant to an Indenture, dated as of February 24, 2006, between Home Equity Loan Trust 2006-HSA2, as issuer and JPMorgan Chase Bank, N.A., as Indenture Trustee.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Not applicable

               (d) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        4.3 Servicing Agreement dated as of February 24, 2006 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, N.A., as indenture trustee, and the Home Equity Loan Trust 2006-HSA2, as issuer.

        4.4 Amended and Restated Trust Agreement dated as of February 24, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of February 24, 2006 between Home Equity Loan Trust 2006-HSA2, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee, and Appendix A thereto.

        10.1 Home Equity Loan Purchase Agreement dated as of February 24, 2006 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.


        10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2006-HSA2 relating to the Class I Notes.


        10.3 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2006-HSA2 relating to the Class II Notes.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                              By: /s/ Tim Jacobson
                                  Name:  Tim Jacobson
                                  Title: Vice President


Dated:  February 24, 2006



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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

4.3 Servicing Agreement dated as of February 24, 2006 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, N.A., as indenture trustee, and the Home Equity Loan Trust 2006-HSA2, as issuer.

4.4 Amended and Restated Trust Agreement dated as of February 24, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.5 Indenture dated as of February 24, 2006 between Home Equity Loan Trust 2006-HSA2, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee, and Appendix A thereto.

10.1 Home Equity Loan Purchase Agreement dated as of February 24, 2006 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2006-HSA2 relating to the Class I Notes.

10.3 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2006-HSA2 relating to the Class II Notes.

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